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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 19, 2000


                              Auspex Systems, Inc.
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             (Exact name of registrant as specified in its charter)


                Delaware                        0-21432                           93-0963760
-------------------------------- ---------------------------------- -----------------------------------
(State or other jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
         incorporation
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2300 Central Expressway, Santa Clara, California                         95050
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   (Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code (408) 566-2000


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Item 5. Other Events

        On January 18, 2000, Auspex Systems, Inc. ("Auspex") issued 25,000 shares of Series B Convertible Preferred Stock and related Warrants in a private placement to institutional investors. Auspex estimates the net proceeds of the offering, after expenses, to be approximately
        $24,900,000. The Series B Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designations, Preferences and Rights attached hereto as Exhibit 3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights
        Agreement attached as Exhibit 10.1, Auspex has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable pursuant to the terms of the Series B Preferred Stock and the related
        Warrants. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.2.

Item 7. Financial Statements.  Pro Form Financial Information and Exhibits

        (c)      Exhibits

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
                 Exhibit Number                                       Description
                 --------------                                       -----------
                 Exhibit 3.1      -     Certificate of Designations, Preferences and Rights of Series B
                                        Convertible Preferred Stock of Auspex as filed with the Secretary of
                                        State of the state of Delaware on January 18, 2000.

                 Exhibit 4.1      -     Form of Warrant to Purchase Common Stock of Auspex, dated January 18,
                                        2000, issued to certain investors.

                 Exhibit 10.1     -     Registration Rights Agreement, dated as of January 18, 2000, by and among
                                        Auspex and the investors named therein.

                 Exhibit 10.2     -     Securities Purchase Agreement, dated as of January 18, 2000, by and among
                                        Auspex and the investors listed on the Schedule of Buyers
                                        attached thereto.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2000


                                       AUSPEX, INC.


                                       /s/ R. Marshall Case
                                       --------------------------------
                                       R. Marshall Case
                                       Vice President of Finance and
                                       Chief Financial Officer


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                                INDEX TO EXHIBITS


   Exhibit Number                                       Description
   --------------                                       -----------
Exhibit 3.1      -     Certificate of Designations, Preferences and Rights of Series B
                       Convertible Preferred Stock of Auspex as filed with the Secretary of
                       State of the state of Delaware on January 18, 2000.

Exhibit 4.1      -     Form of Warrant to Purchase Common Stock of Auspex, dated January 18,
                       2000, issued to certain investors.

Exhibit 10.1     -     Registration Rights Agreement, dated as of January 18, 2000, by and among
                       Auspex and the investors named therein.

Exhibit 10.2     -     Securities Purchase Agreement, dated as of January 18, 2000, by and among
                       Auspex and the investors listed on the Schedule of Buyers
                       attached thereto.
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